UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

April 7, 2014

CABLEVISION SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	No. 1-14764	No. 11-3415180
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

CSC HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	No. 1-9046	No. 27-0726696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue Bethpage, New York	11714
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code: (516) 803-2300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Executive Officers

On April 7, 2014, Mr. Brian G. Sweeney became the President of Cablevision Systems Corporation (the “Company”) and CSC Holdings, LLC (“CSC Holdings”) and Kristin A. Dolan became the Chief Operating Officer of the Company and CSC Holdings.

Amendment to Employment Agreement with James L. Dolan

On April 7, 2014, the Company and James L. Dolan, Chief Executive Officer of the Company and CSC Holdings, entered into an amendment to Mr. Dolan’s employment agreement, which removed Mr. Dolan’s right to terminate his employment for any reason during the 13th calendar month following a change in control (as defined in the employment agreement) and receive severance benefits upon such termination. Additionally, the amendment changes Mr. Dolan’s title to Chief Executive Officer of the Company.

The description above is qualified in its entirety by reference to the Letter Agreement amending Mr. Dolan’s Employment Agreement, which is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference into this Item 5.02.

Employment Agreement with Brian G. Sweeney

The Company entered into an employment agreement with Brian G. Sweeney on April 7, 2014. The employment agreement with Mr. Sweeney provides for his employment as President, through December 31, 2017 (the “Scheduled Expiration Date”). The employment agreement provides for a base salary of $1,500,000 (subject to annual review and potential increase in the discretion of the Compensation Committee) and an annual target bonus opportunity equal to at least 200% of annual base salary in the discretion of the Compensation Committee. Mr. Sweeney will also be entitled to participate in future long-term cash and equity programs and arrangements that are made available to similarly situated executives of the Company. In calendar year 2014, and in each successive year during the term, Mr. Sweeney will be entitled to receive one or more long-term cash and/or equity awards with an aggregate target value of not less than $3,000,000, as determined by the Compensation Committee in its discretion (in connection with entering into the employment agreement, Mr. Sweeney’s previously granted 2014 restricted stock award was amended to add performance vesting criteria based on net revenue growth). The employment agreement anticipates that as part of each annual review by the Compensation Committee, Mr. Sweeney will receive not less than the same percentage increase, if any, in base salary, annual target bonus opportunity and/or aggregate long-term incentive award target value that is granted by the Compensation Committee to other similarly situated executives. Under the employment agreement, Mr. Sweeney continues to be eligible to participate in the Company’s standard employee benefits programs, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans. Mr. Sweeney will also be eligible for all perquisites made available to similarly situated executives.

If Mr. Sweeney’s employment with the Company is terminated prior to the Scheduled Expiration Date (i) by the Company without Cause, or (ii) by him for Good Reason (if Cause does not exist), then, subject to his execution of a separation agreement with the Company, the Company will provide him with the following benefits and rights:

(a)	A cash severance payment in an amount equal to two times the sum of annual base salary and annual target bonus, 60% of which shall be payable to him on the six-month anniversary of his termination date and 40% of which shall be payable to him on the twelve-month anniversary of his termination date;

(b)	A prorated annual bonus for the year in which such termination occurred, payable at the same time as such bonuses are paid to similarly situated executives and based on his then current annual target bonus as well as Company and his business unit performance as determined by the Company in its sole discretion, but without adjustment for his individual performance, plus any unpaid annual bonus for the year prior to the year in which such termination occurred without adjustment for his individual performance;

(c)	Each of his outstanding long-term cash awards will immediately vest in full (whether or not subject to performance criteria) and shall be payable to him at the same time as such awards are paid to active employees of the Company and the payment amount of such award shall be to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to satisfaction of any applicable performance criteria without adjustment for his individual performance), provided that any more favorable provisions of his existing award agreements will apply to the treatment of such awards following a “going private transaction” (as defined in the award agreements) and provided, further, that following a “change of control” (as defined in the award agreements), his outstanding awards shall be paid at such time as such awards are paid to active employees of the Company, if such time is earlier than they otherwise would have been paid to him;

(d)	Each of his outstanding restricted stock and restricted stock unit awards granted to him under the plans of the Company shall continue to vest in accordance with their original vesting schedule as if his employment continued through such vesting date and payments or deliveries with respect to his restricted stock and restricted stock units shall be made on the original vesting date (or, in the case of restricted stock units, on the original distribution date), and, in the case of restricted stock, the Company will withhold a portion of such awards in an amount sufficient to fund the minimum statutory tax withholding requirements (including, federal, state and local income and employment taxes) resulting from the recognition of income in respect of such outstanding restricted stock and make a payroll tax contribution in such amount on his behalf, provided that any more favorable provisions of his existing award agreements will apply to the treatment of such awards following a “going private transaction” (as defined in the award agreements) and provided, further, that following a “change of control” (as defined in the award agreements), his outstanding awards shall be paid at such time as such awards are paid to active employees of the Company, if such time is earlier than they otherwise would have been paid to him; and

(e)	Each of his outstanding stock options and any stock appreciation rights under the plans of the Company shall continue to vest in accordance with their original vesting schedule as if his employment continued through such vesting date and he will have the right to exercise each of those options and stock appreciation rights for the remainder of the term of such option or award.

If Mr. Sweeney ceases to be an employee of the Company as a result of death, or physical or mental disability, and at such time Cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in (b), (d) and (e) of the preceding paragraph and each of his outstanding long-term cash awards shall immediately vest in full, whether or not subject to performance criteria, and shall be payable on the 90th day after the termination of his employment, provided, that if any such award is subject to any performance criteria, then (i) if the measurement period for such performance criteria had not yet been fully completed, then the payment amount will be at the target amount for such award and (ii) if the measurement period for such performance criteria had already been fully completed, then the payment amount of such award will be to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria).

Except as otherwise set forth above, upon the termination of Mr. Sweeney’s employment with the Company, the treatment of any outstanding long-term cash or equity awards will be determined in accordance with their terms and Mr. Sweeney will not be eligible for severance benefits under any other plan, program or policy of the Company.

The employment agreement contains certain covenants by Mr. Sweeney including a noncompetition agreement that restricts Mr. Sweeney’s ability to engage in competitive activities until the first anniversary of the termination of his employment with the Company.

For purposes of Mr. Sweeney’s employment agreement, “Cause” means his (i) commission of an act of fraud, embezzlement, misappropriation, willful misconduct, gross negligence or breach of fiduciary duty against the

Company or an affiliate thereof, or (ii) commission of any act or omission that results in a conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any crime involving moral turpitude or any felony. “Good Reason” means that (1) without his written consent, (A) his base salary or annual target bonus (as each may be increased from time to time in the Company’s sole discretion) is reduced, (B) his title (as in effect from time to time) is diminished, (C) he reports directly to someone other than the Chief Executive Officer of the Company, (D) the Company requires that his principal office be located outside of Nassau County or the Borough of Manhattan, (E) the Company materially breaches its obligations under the agreement; or (F) there is a material diminution of his responsibilities and authority as they are described above; (2) he has given the Company written notice that he does not consent to such action, (3) the Company has not corrected such action within 15 days of receiving such notice, and (4) he voluntarily terminates his employment with the Company within 90 days following the happening of the action described in subsection (1) above.

In addition, in connection with Mr. Sweeney’s promotion, he will be permitted to use the Company’s fixed-wing aircraft for up to 40 hours annually for personal travel. See “Time Sharing Agreements” below.

Mr. Sweeney, who was Senior Executive Vice President, Strategy and Chief of Staff from January 2013 until he became President, and Senior Vice President — eMedia of the Company from January 2000 to January 2013, is the son-in-law of Charles F. Dolan, the spouse of Deborah Dolan-Sweeney and the brother-in-law of James L. Dolan, Kathleen M. Dolan, Kristin A. Dolan, Patrick F. Dolan, Thomas C. Dolan and Marianne Dolan Weber. Mr. Sweeney, 49, also serves as a director of AMC Networks Inc. and The Madison Square Garden Company.

The description above is qualified in its entirety by reference to Mr. Sweeney’s Employment Agreement, which is filed as Exhibit 10.2 to this Form 8-K and incorporated by reference into this Item 5.02.

Amended and Restated Employment Agreement with Kristin A. Dolan

The Company entered into an amended and restated employment agreement with Kristin A. Dolan on April 7, 2014, which replaces her former employment agreement dated April 9, 2013. The employment agreement with Ms. Dolan provides for her employment as Chief Operating Officer, through December 31, 2017 (the “Scheduled Expiration Date”). The employment agreement provides for a base salary of $1,500,000 (subject to annual review and potential increase in the discretion of the Compensation Committee) and an annual target bonus opportunity equal to at least 200% of annual base salary in the discretion of the Compensation Committee. Ms. Dolan will also be entitled to participate in future long-term cash and equity programs and arrangements that are made available to similarly situated executives of the Company. In calendar year 2014, and in each successive year during the term, Ms. Dolan will be entitled to receive one or more long-term cash and/or equity awards with an aggregate target value of not less than $3,000,000, as determined by the Compensation Committee in its discretion (in connection with entering into the employment agreement, Ms. Dolan’s previously granted 2014 restricted stock award was amended to add performance vesting criteria based on net revenue growth). The employment agreement anticipates that as part of each annual review by the Compensation Committee, Ms. Dolan will receive not less than the same percentage increase, if any, in base salary, annual target bonus opportunity and/or aggregate long-term incentive award target value that is granted by the Compensation Committee to other similarly situated executives. Under the employment agreement, Ms. Dolan continues to be eligible to participate in the Company’s standard employee benefits programs, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans. Ms. Dolan will also be eligible for all perquisites made available to similarly situated executives.

If Ms. Dolan’s employment with the Company is terminated prior to the Scheduled Expiration Date (i) by the Company without Cause, or (ii) by her for Good Reason (if Cause does not exist), then, subject to her execution of a separation agreement with the Company, the Company will provide her with the following benefits and rights:

(a)	A cash severance payment in an amount equal to two times the sum of annual base salary and annual target bonus, 60% of which shall be payable to her on the six-month anniversary of her termination date and 40% of which shall be payable to her on the twelve-month anniversary of her termination date;

(b)	A prorated annual bonus for the year in which such termination occurred, payable at the same time as such bonuses are paid to similarly situated executives and based on her then current annual target bonus as well as Company and her business unit performance as determined by the Company in its sole discretion, but without adjustment for her individual performance, plus any unpaid annual bonus for the year prior to the year in which such termination occurred without adjustment for her individual performance;

(c)	Each of her outstanding long-term cash awards will immediately vest in full (whether or not subject to performance criteria) and shall be payable to her at the same time as such awards are paid to active employees of the Company and the payment amount of such award shall be to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to satisfaction of any applicable performance criteria without adjustment for her individual performance), provided that any more favorable provisions of her existing award agreements will apply to the treatment of such awards following a “going private transaction” (as defined in the award agreements) and provided, further, that following a “change of control” (as defined in the award agreements), her outstanding awards shall be paid at such time as such awards are paid to active employees of the Company, if such time is earlier than they otherwise would have been paid to her;

(d)	Each of her outstanding restricted stock and restricted stock unit awards granted to her under the plans of the Company shall continue to vest in accordance with their original vesting schedule as if her employment continued through such vesting date and payments or deliveries with respect to her restricted stock and restricted stock units shall be made on the original vesting date (or, in the case of restricted stock units, on the original distribution date), and, in the case of restricted stock, the Company will withhold a portion of such awards in an amount sufficient to fund the minimum statutory tax withholding requirements (including, federal, state and local income and employment taxes) resulting from the recognition of income in respect of such outstanding restricted stock and make a payroll tax contribution in such amount on her behalf, provided that any more favorable provisions of her existing award agreements will apply to the treatment of such awards following a “going private transaction” (as defined in the award agreements) and provided, further, that following a “change of control” (as defined in the award agreements), her outstanding awards shall be paid at such time as such awards are paid to active employees of the Company, if such time is earlier than they otherwise would have been paid to her; and

(e)	Each of her outstanding stock options and any stock appreciation rights under the plans of the Company shall continue to vest in accordance with their original vesting schedule as if her employment continued through such vesting date and she will have the right to exercise each of those options and stock appreciation rights for the remainder of the term of such option or award.

If Ms. Dolan ceases to be an employee of the Company as a result of death, or physical or mental disability, and at such time Cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), she or her estate or beneficiary will be provided with the benefits and rights set forth in (b), (d) and (e) of the preceding paragraph and each of her outstanding long-term cash awards shall immediately vest in full, whether or not subject to performance criteria, and shall be payable on the 90th day after the termination of her employment, provided, that if any such award is subject to any performance criteria, then (i) if the measurement period for such performance criteria had not yet been fully completed, then the payment amount will be at the target amount for such award and (ii) if the measurement period for such performance criteria had already been fully completed, then the payment amount of such award will be to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria).

Except as otherwise set forth above, upon the termination of Ms. Dolan’s employment with the Company, the treatment of any outstanding long-term cash or equity awards will be determined in accordance with their terms and Ms. Dolan will not be eligible for severance benefits under any other plan, program or policy of the Company.

The employment agreement contains certain covenants by Ms. Dolan including a noncompetition agreement that restricts Ms. Dolan’s ability to engage in competitive activities until the first anniversary of the termination of her employment with the Company.

For purposes of Ms. Dolan’s employment agreement, “Cause” means her (i) commission of an act of fraud, embezzlement, misappropriation, willful misconduct, gross negligence or breach of fiduciary duty against the Company or an affiliate thereof, or (ii) commission of any act or omission that results in a conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any crime involving moral turpitude or any felony. “Good Reason” means that (1) without her written consent, (A) her base salary or annual target bonus (as each may be increased from time to time in the Company’s sole discretion) is reduced, (B) her title (as in effect from time to time) is diminished, (C) she reports directly to someone other than the Chief Executive Officer of the Company, (D) the Company requires that her principal office be located outside of Nassau County or the Borough of Manhattan, (E) the Company materially breaches its obligations under the agreement; or (F) there is a material diminution of her responsibilities and authority as they are described above; (2) she has given the Company written notice that she does not consent to such action, (3) the Company has not corrected such action within 15 days of receiving such notice, and (4) she voluntarily terminates her employment with the Company within 90 days following the happening of the action described in subsection (1) above.

In addition, in connection with Ms. Dolan’s promotion, she will be permitted to use the Company’s fixed-wing aircraft for up to 40 hours annually for personal travel. See “Time Sharing Agreements” below.

Ms. Dolan, 48, who was President, Optimum Services of the Company from April 2013 until she became Chief Operating Officer, and Senior Executive Vice President of Product Management and Marketing from November 2011 to April 2013 and Senior Vice President of the Company from 2003 to 2011, is the daughter-in-law of Charles F. Dolan, the spouse of James L. Dolan and the sister-in-law of Kathleen M. Dolan, Patrick F. Dolan, Thomas C. Dolan, Brian G. Sweeney, Deborah Dolan-Sweeney and Marianne Dolan Weber. Ms. Dolan also serves as a director of AMC Networks Inc. and The Madison Square Garden Company.

The description above is qualified in its entirety by reference to Ms. Dolan’s Employment Agreement, which is filed as Exhibit 10.3 to this Form 8-K and incorporated by reference into this Item 5.02.

Amendment to Employment Agreement with David G. Ellen

The Company amended the employment agreement with David G. Ellen on April 7, 2014 to reflect Mr. Ellen’s current title as Executive Vice President, General Counsel and Secretary of the Company, to reflect Mr. Ellen’s current compensation and to extend the term of Mr. Ellen’s employment agreement to December 31, 2018.

The description above is qualified in its entirety by reference to the Letter Agreement amending Mr. Ellen’s Employment Agreement, which is filed as Exhibit 10.4 to this Form 8-K and incorporated by reference into this Item 5.02.

Time Sharing Agreements

On April 7, 2014, Mr. Brian G. Sweeney and Ms. Kristin A. Dolan each entered into a time sharing agreement with the Company pursuant to which such executive may lease an aircraft from the Company for personal use. The agreements each provide for reimbursement to the Company for such usage at the maximum amount the Company may legally charge under Part 91 of the Federal Aviation Regulations.

The description above is qualified in its entirety by reference to the Time Sharing Agreements with Mr. Sweeney and Ms. Dolan, which are filed as Exhibits 10.5 and 10.6, respectively, to this Form 8-K and incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amendment to Employment Agreement, dated April 7, 2014, between Cablevision Systems Corporation and James L. Dolan.

10.2	Employment Agreement, dated April 7, 2014, between Cablevision Systems Corporation and Brian G. Sweeney.

10.3	Employment Agreement, dated April 7, 2014, between Cablevision Systems Corporation and Kristin A. Dolan.

10.4	Amendment to Employment Agreement, dated April 7, 2014, between Cablevision Systems Corporation and David G. Ellen.

10.5	Time Sharing Agreement, dated April 7, 2014, between Cablevision Systems Corporation and Brian G. Sweeney.

10.6	Time Sharing Agreement, dated April 7, 2014, between Cablevision Systems Corporation and Kristin A. Dolan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION (Registrant)

By:	/s/ Victoria M. Mink
	Name:	Victoria M. Mink
	Title:	Senior Vice President, Controller and Principal Accounting Officer

Dated: April 11, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSC HOLDINGS, LLC (Registrant)

By:	/s/ Victoria M. Mink
	Name:	Victoria M. Mink
	Title:	Senior Vice President, Controller and Principal Accounting Officer

Dated: April 11, 2014